UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 30, 2006 (January 24, 2006)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0947002 (I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY		10038
(Address of principal executive office)		(Zip Code)

(212) 651-7700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 24, 2006, the Compensation Committee (the ‘‘Committee’’) of the Board of Directors (the ‘‘Board’’) of MortgageIT Holdings, Inc. (the ‘‘Company’’) approved the MortgageIT Holdings, Inc. 2006 Annual Incentive Plan (the ‘‘Plan’’). The Company’s Chairman and Chief Executive Officer, Doug W. Naidus, and its Senior Officers (as defined in the Committee’s Charter) are eligible to participate in the Plan, including its President and Chief Financial Officer, Glenn J. Mouridy, its Secretary and General Counsel, Andy Occhino, and the President of MortgageIT, Inc., the Company’s wholly owned residential mortgage banking subsidiary, Gary Bierfriend. The period covered by the Plan is January 1, 2006 through December 31, 2006.

Three performance components affect the determination of awards under the Plan. They are the Company’s overall performance — expressed as net income; the employee’s own individual performance; and, with respect to Mr. Bierfriend and one other Senior Officer, the performance of the employee’s particular business unit — primarily expressed as net income. The weight given to each of these components varies by employee to reflect the general degree of influence each position has on the results of that category. Specifically, with respect to Messrs. Naidus, Mouridy and Occhino, the corporate and individual performance components are weighted 75% and 25%, respectively. The corporate, business unit and individual performance weightings for Mr. Bierfriend and one other Senior Officer are 25%, 50% and 25%, respectively. For all other Senior Officers, the corporate and individual performance components are weighted 25% and 75%, respectively.

The target award under the Plan (expressed as a percentage of base salary) for each participant is 100%. The maximum award under the Plan (expressed as a percentatge of base salary) is 300%, 200% and 150% for Mr. Naidus, Messrs. Mouridy and Bierfriend, and Mr. Occhino and the other Senior Officers, respectively.

The actual ratings of performance against goals and the weightings of components provide a guideline for calculating bonus awards under the Plan. The bonus recommendations under the Plan will be developed by management and presented to the Committee. All bonus decisions are at the discretion of the Committee; bonuses are not guaranteed and bonus target weightings do not create an entitlement to a particular award amount. The Committee, in addition to its ultimate authority to determine the extent awards under the Plan are paid, either in the aggregate or on an individual-by-individual basis, may, in its sole discretion, make adjustments to the calculation of the corporate performance measure and each or any of the business unit measures to exclude the effects of extraordinary items.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan.

On January 25, 2006, MortgageIT entered into the Fifth Amendment (the ‘‘Amendment’’) to the First Amended Warehousing Credit and Security Agreement (as amended, the ‘‘Agreement’’) between MortgageIT, Inc. (‘‘MortgageIT’’) and Residential Funding Corporation (‘‘RFC’’). The significant changes to the Agreement resulting from the Amendment are as follows: (i) to implement an aggregate, maximum amount of Seasoned Mortgage Loans (as represented by the Sublimit Note); (ii) to increase MortgageIT’s minimum Tangible Net Worth from $50,000,000 to $75,000,000; (iii) to increase the Company’s Leverage Ratio from 20 to 1 to 25 to 1; (iv) to increase the Company’s Tangible Net Worth from $175,000,000 to $200,000,000; and (v) to maintain the Warehousing Commitment Amount at $650,000,000, until the Warehousing Commitment expires pursuant to the Agreement. Capitalized terms not defined in this paragraph have the meanings ascribed to them in the Agreement. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On January 25, 2006, the Company executed a Consent of Guarantor (the ‘‘Consent’’) in favor of RFC. Pursuant to the Consent, the Company consents to the Amendment and all transactions contemplated thereby. The foregoing description of the Consent is qualified in its entirety by reference to the Consent, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a slide presentation, which the Company expects to present to investors and potential investors in a series of meetings during the period

January 30, 2006 through February 1, 2006 at the American Securitization Forum 2006 in Las Vegas, Nevada. The slide presentation is incorporated herein by reference.

The information in Section 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed ‘‘filed’’ for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the ‘‘Exchange Act’’) or otherwise subject to the liabilities of that Section. The information in Section 7.01 of this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of the information in Section 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

* * * *

Certain items in this Current Report on Form 8-K, including Exhibit 99.1 hereto, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company's ability to fund a fully leveraged, self-originated loan portfolio, the Company's anticipated loan funding volume and the Company's ability to pay dividends. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to: MortgageIT, Inc.'s continued ability to originate new loans, including loans that the Company deems suitable for its securitization portfolio; changes in the capital markets, including changes in interest rates and/or credit spreads; and other risks detailed in the Company's Annual Report on Form 10-K that was filed with Securities and Exchange Commission (‘‘SEC’’) on March 31, 2005 and from time to time in the Company's other SEC filings. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Fifth Amendment to First Amended Warehousing Credit and Security Agreement, dated January 25, 2006, between MortgageIT, Inc. and Residential Funding Corporation.

10.2	Consent of Guarantor, dated January 25, 2006, by MortgageIT Holdings, Inc.

99.1	MortgageIT Holdings, Inc. Slide Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.

By:	/s/ Andy Occhino
Andy Occhino Secretary

Date: January 30, 2006

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K

Report Dated January 30, 2006 (January 24, 2006)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fifth Amendment to First Amended Warehousing Credit and Security Agreement, dated January 25, 2006, between MortgageIT, Inc. and Residential Funding Corporation.
10.2	Consent of Guarantor, dated January 25, 2006, by MortgageIT Holdings, Inc.
99.1	MortgageIT Holdings, Inc. Slide Presentation.